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                            MMA PRAXIS MUTUAL FUNDS

     Supplement Dated June 8, 2000 to the Prospectus dated April 20, 2000

     The following information supplements the disclosure in the Prospectus concerning the MMA Praxis International Fund (the "Fund"):

     The Board of Trustees of the MMA Praxis Mutual Funds recently approved an increase in the amount that the Fund may invest in "emerging markets" securities from 20% of the Fund's assets to 25% of the Fund's assets. Accordingly, the Prospectus, page 23, is hereby supplemented to reflect the fact that the Fund may now invest 25% of its assets in countries with less developed securities markets, or so-called "emerging markets" securities.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE